UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported):  June 5, 2019

CECO Environmental Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-7099	13-2566064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No)

14651 North Dallas Parkway Dallas, Texas	75254
(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s Telephone Number, Including Area Code): (214) 357-6181
Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CECE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

5.07 Submission of Matters to a Vote of Security Holders.

On June 5, 2019, CECO Environmental Corp. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, stockholders of the Company considered:  1) the election of the eight director nominees named in the proxy statement; 2) an advisory vote to approve the Company’s named executive officer compensation; 3) an advisory vote to recommend the frequency of future advisory votes to approve named executive officer compensation; and 4) the ratification of the Company’s independent registered public accounting firm for fiscal 2019. The voting results at the Annual Meeting with respect to each of the matters described above were as follows:

1.	The eight director nominees named in the proxy statement and standing for election were elected based upon the following votes:
DIRECTOR NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Jason DeZwirek	24,397,603	2,053,357	4,349,815
Dennis Sadlowski	25,576,454	874,506	4,349,815
Eric M. Goldberg	26,237,821	213,139	4,349,815
David B. Liner	25,784,725	666,235	4,349,815
Claudio A. Mannarino	26,092,329	358,631	4,349,815
Munish Nanda	26,235,116	215,844	4,349,815
Jonathan Pollack	22,845,027	3,605,933	4,349,815
Valerie Gentile Sachs	26,100,518	350,442	4,349,815

2.	The Company’s named executive officer compensation was approved on an advisory basis as follows:
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
26,244,221	160,148	46,591	4,349,815

3.	The Company’s frequency of future advisory votes for named executive officer compensation was recommended on an advisory basis as follows:
1 YEAR	2 YEAR	3 YEAR	ABSTAIN	BROKER NON-VOTES
24,159,603	223,068	2,023,888	44,401	4,349,815

4.	The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal 2019 was ratified as follows:
FOR	AGAINST	ABSTAIN
30,345,895	439,478	15,402

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2019	CECO Environmental Corp.

By:/s/ Matthew Eckl Matthew Eckl Chief Financial Officer